Exhibit 99.1

Imperial announces change to virtual annual meeting of shareholders

Calgary, Alberta – April 9, 2020 – Imperial Oil Limited announced today that it has changed the format of its upcoming annual meeting of shareholders being held on Friday, May 1, 2020 at 10:30 a.m. (MDT) (the “meeting”) to a virtual only meeting. Shareholders may attend and participate in the meeting online via live audio webcast, but will not be able to attend the meeting in person.

The move to a virtual only meeting format is in response to the risks associated with the COVID-19 pandemic, and reflects Imperial’s commitment to ensure the health and welfare of its shareholders, directors, employees and other stakeholders. A virtual only meeting is part of Imperial’s efforts to do its part to limit the spread of COVID-19 in the community, while also ensuring its shareholders’ ability to attend the meeting, communicate and exercise their rights.

Note that the timing and process for voting by proxy remains as described in the company’s management proxy circular dated March 13, 2020 (the “proxy circular”). Only shareholders as of the record date (March 5, 2020) or valid proxyholders may attend the meeting, and shareholders are reminded that their completed proxy forms must be received no later than 5:00 p.m. (EDT) on Wednesday, April 29, 2020 (or for non-registered shareholders, such earlier date required by their intermediaries).

Shareholders can access the meeting by logging in online at https://web.lumiagm.com/143986011. Further details on how to register proxyholders, login to attend and vote at the meeting can be found in the attached “Detailed Logistics”.

Registered shareholders (who have not appointed a proxyholder) may attend the meeting, ask questions and vote securely in real time. To access the meeting, click “I have a Control Number” and enter the control number on your proxy form, followed by the password “imperial2020” (case sensitive).

All duly appointed proxyholders of registered and non-registered (beneficial) shareholders may attend the meeting, ask questions and vote securely in real time. If you are a non-registered (beneficial) shareholder and wish to attend the meeting and exercise your rights, you must first appoint yourself as proxyholder. All proxyholders, whether appointed by registered or non-registered shareholders, must contact the company’s transfer agent, AST Trust Company (Canada) (“AST”), by 5:00 p.m. (EDT) on April 29, 2020 to receive a meeting-specific control number. To access the meeting, click “I have a Control Number” and enter the control number provided to you by AST, followed by the password “imperial2020” (case sensitive).

Non-registered shareholders who have not duly appointed a proxyholder may register as a guest for the meeting. Guests can listen to the live audio webcast of the meeting, but will not able to communicate or vote. To access the meeting, click “I am a Guest’ and complete the required registration information.

The company encourages all shareholders to participate in the virtual annual meeting. If you are unable to attend the meeting, you may return the proxy form or voting information form previously delivered to you within the time frames indicated so that your vote is counted at the meeting. Shareholders can also submit questions in advance of the meeting by emailing investor.relations@esso.ca or following the options set out in the proxy circular.

After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.

Shareholders attending the meeting require an internet connection throughout the meeting and must comply with all of the requirements set out in the proxy circular and the attached Detailed Logistics. Imperial will post additional information and any updates about the meeting on its website at www.imperialoil.ca/en-ca/company/investors. If you have technical issues on the day of the meeting, please contact AST at 1-866-751-6315 (toll-free within Canada and the U.S.) or 1-212-235-5754 (outside Canada and the U.S.).

Imperial would like to take this opportunity to recognize the work of individuals on the front lines of the COVID-19 response, in particular the country’s health care responders and all those supporting essential services during this time.

Contact:

Investor relations

(587) 476-4743

Media relations

(587) 476-7010

After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.

Detailed Logistics

Imperial’s proxy circular was delivered to shareholders by notice and access, is available on SEDAR at www.sedar.com and has been posted on the company’s website at www.imperialoil.ca/en-ca/company/investors/shareholder-services/annual-meetings. Note that the timing and process for voting by proxy remains as described in the proxy circular, and shareholders may still vote by submitting their proxy form or voting information form as described in the forms and the proxy circular. The proxy circular, proxy form and voting information form will not be updated to reflect the change to a virtual only meeting format.

Only shareholders as of the record date (March 5, 2020) or valid proxyholders may attend the meeting. Shareholders are reminded that their completed proxy forms must be received no later than 5:00 p.m. (EDT) on Wednesday, April 29, 2020 (or for non-registered shareholders, such earlier date required by their intermediaries).

Who can attend the meeting

Registered shareholders (who have not appointed a proxyholder), and duly appointed proxyholders of registered and non-registered (beneficial) shareholders, will be able to attend the meeting, vote and ask questions in real time, provided they are connected to the internet. Non-registered shareholders who have not duly appointed themselves as proxyholder will be able to attend the meeting as guests, but will not be able to vote or ask questions at the meeting. This is because the company and its transfer agent, AST, do not have a record of the non-registered shareholders and will have no knowledge of your shareholdings or entitlement to vote unless you appoint yourself as proxyholder.

Shareholders who wish to appoint a proxyholder to attend the meeting (other than the management nominees identified in the proxy form or voting information form) must carefully follow the instructions set out in the proxy circular and on their proxy form or voting information form. It is important that you comply with the signature and return instructions provided on the form or by your intermediary. Additionally, after submitting the proxy form or voting information form, the proxyholder must register with Imperial’s transfer agent, AST Trust Company (Canada) (“AST”), to receive a meeting-specific control number. Failure to do so will result in the proxyholder only being able to attend as a guest, with no ability to vote or ask questions at the meeting. See “How to appoint and register a proxyholder” below for more details.

How to appoint and register a proxyholder

Shareholders who wish to appoint a proxyholder to attend the meeting must appoint that person as proxyholder AND register that proxyholder with AST to receive a meeting-specific control number. This includes registered shareholders who have duly appointed another person as proxyholder, and non-registered (beneficial) shareholders who have duly appointed themselves or another person as proxyholder. Registered shareholders who wish to attend the meeting themselves do not need to register a proxyholder, and can use the control number provided on their proxy form.

Registering the proxyholder is an additional step to be completed AFTER you have submitted your proxy form or voting information form. Failure to register the proxyholder will result in the proxyholder not receiving a control number that is required for them to vote and ask questions at the meeting only being able to attend as a guest.

After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.

•	Step 1: Submit your proxy form or voting information form:

To appoint a third-party proxyholder, insert such person’s name in the blank space provided in the proxy form or voting information form and follow the instructions for submitting the form. This must be completed prior to registering the proxyholder in Step 2.

If you are a non-registered shareholder and wish to participate in and vote at the meeting, you must appoint yourself as proxyholder AND register yourself as your proxyholder in Step 2. To appoint yourself as proxyholder, insert your own name in the space provided on the voting information form and follow all of the applicable instructions provided by your intermediary.

•	Step 2: Proxyholder registration:

The proxyholder must contact AST at (866) 751-6315 (in North America) or (212) 235-5754 no later than 5:00 p.m. (EDT) on Wednesday, April 29, 2020 (or for non-registered shareholders, such earlier date required by their intermediaries). The proxyholder will provide AST with the required contact information so that AST can provide them with a meeting-specific control number. AST will email the control number to the proxyholder after the proxy voting deadline has passed. Without a control number, proxyholders will not be able to vote at the meeting but will be able to participate as a guest.

Note that if the meeting is adjourned or postponed, the proxyholder must contact AST not less than two days (excluding Saturdays, Sundays and holidays) before the time and date of the adjourned or postponed meeting.

How to attend the meeting

To attend the meeting as a shareholder, complete the following steps on the day of the meeting:

•	Step 1: Login online at https://web.lumiagm.com/143986011

•	Step 2: Follow these instructions:

For registered shareholders:

✓	Click “I have a Control Number”
✓	Enter the control number located on your proxy form
✓	Enter the password “imperial2020” (case sensitive)

For duly appointed proxyholders of registered and non-registered shareholders:

✓	Click “I have a Control Number”
✓	Enter the meeting-specific control number provided by AST after you registered with AST (following the steps in “How to appoint and register a proxyholder” above)
✓	Enter the password “imperial2020” (case sensitive)

For guests:

✓	Click “I am a Guest”
✓	Complete the online form

After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.

For shareholders with the ability to vote at the meeting, you will be revoking all previously submitted proxies by logging in to the virtual meeting and accepting the terms and conditions. However, you will be provided the opportunity to vote by ballot on the matters put forth at the meeting (See “How to vote at the meeting” below). If you do not wish to revoke all previously submitted proxies, do not accept the terms and conditions and only enter the meeting as a guest.

It is your responsibility to ensure internet connectivity for the duration of the meeting in order to vote when balloting commences. You should allow ample time to login to the meeting online before it begins, and we recommend that you login at least one hour before the meeting starts.

How to vote at the meeting

You have two ways to vote your shares:

•	Prior to the meeting by submitting your proxy form or voting information form as per the instructions indicated in the proxy circular and on the form; or

•

For shareholders and duly appointed proxyholders with the ability to vote at the meeting, during the meeting by online ballot through the live webcast platform. Once you login to the virtual meeting, any voting ballots will be prompted automatically for your vote.

Note that the change to a virtual only format will not impact the ability to vote in advance of the meeting, and Imperial encourages shareholders to vote prior to the meeting.

Guests (including non-registered shareholders who have not duly appointed themselves or another person as proxyholder) can login to the meeting and listen to the live audio webcast, but will not be able to vote or ask questions at the meeting.

United States non-registered (beneficial) shareholders

For non-registered shareholders in the United States to attend and vote at the meeting, you must first obtain a valid legal proxy from your intermediary. You must then submit such legal proxy to AST Trust Company (Canada) Attention: Proxy Department:

•	by email at proxyvote@astfinancial.com
•	by fax at 1-866-781-3111 (toll-free in Canada and the U.S.) or 1-416-368-2502 (outside Canada and the U.S.)

Submissions must be labeled “Legal Proxy” and received no later than the voting deadline of 5:00 p.m. (EDT) on Wednesday, April 29, 2020. To vote at the meeting, the non-registered shareholder or their duly appointed proxyholder must register with AST and receive a meeting-specific control number by following Step 2 in “How to appoint and register a proxyholder”. Without a control number, proxyholders will not be able to vote at the meeting but will be able to participate as a guest.

Further information

Further information about the meeting, including the agenda, rules of conduct and any applicable updates will be posted on the company’s website at www.imperialoil.ca. If you have technical issues on the day of the meeting, please contact AST at 1-866-751-6315 (toll-free within Canada and the U.S.) or 1-212-235-5754 (outside Canada and the U.S.).

After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.

If you have questions regarding shareholder status, submission of forms, voting deadline or other proxy matters, please refer to the proxy circular or contact Imperial’s transfer agent, AST Trust Company (Canada):

•	by mail: PO Box 700, Postal Station B, Montreal, Quebec, H3B 3K3
•	by telephone: within Canada and the United States at 1-800-387-0825, or in the Toronto area or from any other country at (416) 682-3860
•	by fax: 1-888-249-6189 or (514) 985-8843
•	by email: inquiries@astfinancial.com
•	on-line: www.astfinancial.com/ca-en/

After more than a century, Imperial continues to be an industry leader in applying technology and innovation to responsibly develop Canada’s energy resources. As Canada’s largest petroleum refiner, a major producer of crude oil, a key petrochemical producer and a leading fuels marketer from coast to coast, our company remains committed to high standards across all areas of our business.